Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended March 31, 2025

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including tariffs, geopolitical tensions and elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of tariffs, geopolitical tensions and elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount” or the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director, Chair of Audit Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

COMMON SHARE DATA

(unaudited)

	Three Months Ended
Share Price:	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
High	$5.09	$5.44	$5.47	$5.10	$5.36
Low	$3.96	$4.59	$4.49	$4.30	$4.21
Closing (end of period)	$4.30	$4.94	$4.92	$4.63	$4.69

Dividends declared per common share (1)	$-	$-	$-	$0.035	$0.035
Annualized dividends per common share	N/A	N/A	N/A	$0.14	$0.14
Dividend yield (on closing share price)	N/A	N/A	N/A	3.0%	3.0%

(1)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain financial flexibility. The timing and frequency of future dividends will be authorized by our board of directors, in its sole discretion, depending on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

			Change at the
	Full Year 2025		Midpoint of
(Amounts per diluted share)	Low	High	Prior Guidance
Estimated net loss attributable to common stockholders	$(0.36)	$(0.30)
Our share of real estate depreciation and amortization	0.87	0.87
Estimated FFO / Core FFO (1)(2)	0.51	0.57	$-

Operating Assumptions:
Leasing Activity (square feet)	900,000	1,100,000	100,000
PGRE's share of Same Store Leased % (1) at year end	84.4%	86.4%	0.5%
Decrease in PGRE's share of Same Store Cash NOI (1)	(7.0%)	(11.0%)	-%
Decrease in PGRE's share of Same Store NOI (1)	(9.0%)	(13.0%)	-%

Financial Assumptions (at share):
Estimated net loss	$(85,000)	$(70,000)	$-
Depreciation and amortization	205,000	205,000	-
General and administrative expenses	67,000	64,000	1,500
Interest and debt expense, including amortization of deferred financing costs	145,000	142,000	(1,500)
Fee and other income, net of income taxes	(28,000)	(30,000)	-
NOI (1)	304,000	311,000	-
Straight-line rent adjustments and above and below-market lease revenue, net	(8,000)	(10,000)	-
Cash NOI (1)	$296,000	$301,000	$-

(1)
See page 39 for our definition of this measure.
(2)
We are providing our Estimated Core FFO Guidance for the full year of 2025, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on April 30, 2025 and otherwise to be referenced during our conference call scheduled for May 1, 2025. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2025	March 31, 2024	December 31, 2024
Net (loss) income per share - basic and diluted	$(0.05)	$0.05	$(0.18)

Core FFO (1) per share - diluted	$0.17	$0.22	$0.19

PGRE's share of Adjusted EBITDAre (1)	$77,907	$86,921	$81,722

PGRE's share of Cash NOI (1)	$83,677	$88,977	$86,139

PGRE's share of NOI (1)	$86,788	$93,583	$90,176

Same Store % Change	Same Store Cash NOI (1)	Same Store NOI (1)

Three Months Ended March 31, 2025 vs. 2024	(4.1%)	(5.4%)

PORTFOLIO STATISTICS (at PGRE’s Share)

				% Change
				March 31, 2025	March 31, 2025
				vs.	vs.
Same Store Leased % (1)	March 31, 2025	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2024
New York	87.4%	85.0%	90.1%	2.4%	(2.7%)
San Francisco	82.3%	83.8%	85.5%	(1.5%)	(3.2%)
Weighted Average	86.2%	84.8%	89.1%	1.4%	(2.9%)

(1)
See page 39 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237	$1,966,237	$1,966,237	$1,966,237
Buildings and improvements	6,348,260	6,325,097	6,290,976	6,276,347	6,278,863
	8,314,497	8,291,334	8,257,213	8,242,584	8,245,100
Accumulated depreciation and amortization	(1,675,242)	(1,639,529)	(1,596,069)	(1,550,341)	(1,524,078)
Real estate, net	6,639,255	6,651,805	6,661,144	6,692,243	6,721,022
Cash and cash equivalents	426,952	375,056	318,725	307,461	276,235
Restricted cash	187,055	180,391	173,510	164,639	171,776
Accounts and other receivables	20,496	18,229	18,662	13,917	16,048
Investments in unconsolidated real estate related funds	4,678	4,649	4,607	4,536	4,603
Investments in unconsolidated joint ventures	81,142	85,952	128,919	130,087	132,788
Deferred rent receivable	355,581	356,425	355,555	353,769	353,826
Deferred charges, net	106,306	100,684	103,858	105,812	107,407
Intangible assets, net	46,983	50,492	54,125	57,612	62,609
Other assets	79,030	47,820	71,847	71,788	83,411
Total assets	$7,947,478	$7,871,503	$7,890,952	$7,901,864	$7,929,725

Liabilities:
Notes and mortgages payable, net	$3,678,893	$3,676,630	$3,674,367	$3,672,103	$3,669,850
Revolving credit facility	-	-	-	-	-
Accounts payable and accrued expenses	114,074	119,881	114,808	110,789	115,038
Dividends and distributions payable	-	-	-	8,382	8,376
Intangible liabilities, net	19,301	20,870	22,465	24,125	26,026
Other liabilities	34,279	44,625	27,906	30,802	31,774
Total liabilities	3,846,547	3,862,006	3,839,546	3,846,201	3,851,064

Equity:
Paramount Group, Inc. equity	3,087,151	3,141,277	3,173,867	3,181,913	3,199,050
Noncontrolling interests in:
Consolidated joint ventures	664,249	495,340	492,135	485,983	480,542
Consolidated real estate related funds	84,644	82,875	92,759	93,340	103,886
Operating Partnership	264,887	290,005	292,645	294,427	295,183
Total equity	4,100,931	4,009,497	4,051,406	4,055,663	4,078,661

Total liabilities and equity	$7,947,478	$7,871,503	$7,890,952	$7,901,864	$7,929,725

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2025	March 31, 2024		December 31, 2024
Revenues:
Rental revenue (1)	$179,021	$179,723		$178,114
Fee and other income (1)	7,998	9,154		8,153
Total revenues	187,019	188,877		186,267

Expenses:
Operating	78,050	71,740		77,030
Depreciation and amortization	58,879	61,114		56,622
General and administrative	17,461	16,634		16,395
Transaction related costs	150	178		80
Total expenses	154,540	149,666		150,127

Other income (expense):
Loss from real estate related fund investments	(26)	(43)		(36)
Income from unconsolidated real estate related funds	74	105		74
Income (loss) from unconsolidated joint ventures (1)	1,907	(1,346)		(44,261)
Interest and other income, net	3,815	19,420	(2)	3,625
Interest and debt expense	(43,200)	(40,269)		(42,874)
(Loss) income before income taxes	(4,951)	17,078		(47,332)
Income tax expense	(366)	(347)		(730)
Net (loss) income	(5,317)	16,731		(48,062)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(3,845)	(5,206)		(4,028)
Consolidated real estate related funds	(1,769)	(762)		9,884
Operating Partnership	905	(898)		3,560
Net (loss) income attributable to common stockholders	$(10,026)	$9,865		$(38,646)
Per diluted share	$(0.05)	$0.05		$(0.18)

(1)
See page 10 for details.
(2)
Includes a $15,437 non-cash gain on extinguishment of an IPO related tax liability.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
Rental Revenue:	March 31, 2025	March 31, 2024	December 31, 2024
Property rentals	$159,204	$157,595	$153,012
Tenant reimbursements	17,668	16,990	21,217
Straight-line rent adjustments	(472)	2,854	1,243
Amortization of above and below-market leases, net	1,453	1,340	1,474
Lease termination income	1,168	944	1,168
Total rental revenue	$179,021	$179,723	$178,114

	Three Months Ended
Fee and Other Income:	March 31, 2025	March 31, 2024	December 31, 2024
Asset management	$1,869	$2,305	$2,084
Property management	1,513	1,744	1,564
Acquisition, disposition, leasing and other	1,643	2,199	904
Total fee income	5,025	6,248	4,552
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	2,973	2,906	3,601
Total fee and other income	$7,998	$9,154	$8,153

	Three Months Ended
Income (Loss) from Unconsolidated Joint Ventures:	March 31, 2025	March 31, 2024	December 31, 2024
Equity in earnings	$1,907	$(1,346)	$800
Our share of real estate impairment losses:
55 Second Street	-	-	(29,818)
Oder-Center	-	-	(3,915)
RDF's share of impairment losses related to residential condominium units at One Steuart Lane	-	-	(11,328)	(1)
Income (loss) from unconsolidated joint ventures	$1,907	$(1,346)	$(44,261)

(1)
Represents RDF’s 35% share in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%. Accordingly, our share, net of amounts attributable to noncontrolling interests, was $838 in the three months ended December 31, 2024.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2025	March 31, 2024	December 31, 2024
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(5,317)	$16,731	$(48,062)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	61,902	64,424	58,040
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	-	-	33,733
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(16,377)	(15,885)	(4,104)
FFO attributable to the Operating Partnership	40,208	65,270	39,607
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,328)	(5,449)	(3,340)
FFO attributable to common stockholders (1)	$36,880	$59,821	$36,267

Per diluted share	$0.17	$0.28	$0.17

FFO attributable to the Operating Partnership	$40,208	$65,270	$39,607
Adjustments for non-core items:
Non-cash gain on extinguishment of IPO related tax liability	-	(15,437)	-
Write-off of deferred financing costs	1,289	-	-
Other, net (primarily adjustments related to unconsolidated joint ventures)	(187)	2,471	5,406
Core FFO attributable to the Operating Partnership	41,310	52,304	45,013
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,419)	(4,366)	(3,796)
Core FFO attributable to common stockholders (1)	$37,891	$47,938	$41,217

Per diluted share	$0.17	$0.22	$0.19

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,005,447	217,105,686	217,335,362
Effect of dilutive securities	68,946	80,723	70,797
Denominator for FFO and Core FFO per diluted share	218,074,393	217,186,409	217,406,159

(1)
See page 39 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended
	March 31, 2025	March 31, 2024	December 31, 2024
Reconciliation of Core FFO to FAD:
Core FFO attributable to the Operating Partnership	$41,310	$52,304	$45,013
Adjustments to arrive at FAD (including our share of unconsolidated joint ventures):
Straight-line rent	707	(3,387)	(1,388)
Amortization of above and below-market leases, net	(1,554)	(1,658)	(1,142)
Amortization of deferred financing costs	2,427	2,443	2,707
Amortization of stock-based compensation expense	3,752	6,194	4,502
Expenditures to maintain assets	(12,047)	(10,944)	(15,498)
Second generation tenant improvements and leasing commissions	(35,957)	(25,370)	(14,785)
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	2,006	4,311	(311)
FAD attributable to the Operating Partnership	644	23,893	19,098
Amounts attributable to noncontrolling interests in the Operating Partnership	(53)	(1,995)	(1,611)
FAD attributable to common stockholders (1) (2)	$591	$21,898	$17,487

Dividends paid on common stock (3)	$-	$7,608	$-

(1)
See page 39 for our definition of this measure.
(2)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.
(3)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain financial flexibility. The timing and frequency of future dividends will be authorized by our board of directors, in its sole discretion, depending on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time.

EBITDAre

(unaudited and in thousands)

	Three Months Ended
	March 31, 2025	March 31, 2024	December 31, 2024
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(5,317)	$16,731	$(48,062)
Adjustments to arrive at EBITDAre (including our share of unconsolidated joint ventures):
Depreciation and amortization	61,902	64,424	58,040
Interest and debt expense	45,440	42,787	43,994
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	-	-	33,733
Income tax expense	374	351	730
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(24,260)	(23,938)	(12,085)
PGRE's share of EBITDAre (1)	$78,139	$100,355	$76,350
Adjustments to arrive at Adjusted EBITDAre:
Non-cash gain on extinguishment of IPO related tax liability	-	(15,437)	-
Other, net (primarily adjustments related to unconsolidated joint ventures)	(232)	2,003	5,372
PGRE's share of Adjusted EBITDAre (1)	$77,907	$86,921	$81,722

(1)
See page 39 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended
	March 31, 2025	March 31, 2024	December 31, 2024
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(5,317)	$16,731	$(48,062)
Adjustments to arrive at NOI:
Fee income	(5,025)	(6,248)	(4,552)
Depreciation and amortization	58,879	61,114	56,622
General and administrative	17,461	16,634	16,395
(Income) loss from unconsolidated joint ventures	(1,907)	1,346	44,261
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	4,927	5,602	7,055
Interest and other income, net	(3,815)	(19,420)	(3,625)
Interest and debt expense	43,200	40,269	42,874
Income tax expense	366	347	730
Other, net	102	116	42
Amounts attributable to noncontrolling interests in consolidated joint ventures	(22,083)	(22,908)	(21,564)
PGRE's share of NOI (1)	$86,788	$93,583	$90,176
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	707	(3,387)	(1,388)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,554)	(1,658)	(1,142)
Amounts attributable to noncontrolling interests in consolidated joint ventures	(2,264)	439	(1,507)
PGRE's share of Cash NOI (1)	$83,677	$88,977	$86,139

(1)
See page 39 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended March 31, 2025
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(5,317)	$(10,214)	$17,905	$(13,008)
Adjustments to arrive at NOI:
Fee income	(5,025)	-	-	(5,025)
Depreciation and amortization	58,879	39,814	17,962	1,103
General and administrative	17,461	-	-	17,461
Income from unconsolidated joint ventures	(1,907)	(59)	-	(1,848)
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	4,927	3,158	1,710	59
Interest and other income, net	(3,815)	(730)	(557)	(2,528)
Interest and debt expense	43,200	29,925	11,633	1,642
Income tax expense	366	5	6	355
Other, net	102	-	-	102
Amounts attributable to noncontrolling interests in consolidated joint ventures	(22,083)	(3,246)	(18,837)	-
PGRE's share of NOI (1) for the three months ended March 31, 2025	$86,788	$58,653	$29,822	$(1,687)
PGRE's share of NOI (1) for the three months ended March 31, 2024	$93,583	$68,369	$26,240	$(1,026)

PGRE's share of NOI for the three months ended March 31, 2025	$86,788	$58,653	$29,822	$(1,687)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	707	(3,661)	4,261	107
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,554)	(747)	(807)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(2,264)	(355)	(1,909)	-
PGRE's share of Cash NOI (1) for the three months ended March 31, 2025	$83,677	$53,890	$31,367	$(1,580)
PGRE's share of Cash NOI (1) for the three months ended March 31, 2024	$88,977	$63,733	$26,164	$(920)

(1)
See page 39 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended March 31, 2025
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2025	$83,677	$53,890		$31,367	$(1,580)
Non-same store adjustments:
Lease termination income	(1,168)	(1,168)		-	-
Other, net	1,612	32		-	1,580
PGRE's share of Same Store Cash NOI for the three months ended
March 31, 2025	$84,121	$52,754		$31,367	$-

	Three Months Ended March 31, 2024
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2024	$88,977	$63,733		$26,164	$(920)
Non-same store adjustments:
Dispositions	(1,515)	(1,515)	(2)	-	-
Lease termination income	(944)	(944)		-	-
Other, net	1,198	278		-	920
PGRE's share of Same Store Cash NOI for the three months ended
March 31, 2024	$87,716	$61,552		$26,164	$-

% (Decrease) increase	(4.1%)	(14.3%)	19.9%

(1)
See page 39 for our definition of this measure.
(2)
Represents an adjustment to prior period’s Cash NOI to account for the 45.0% sale of 900 Third Avenue.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended March 31, 2025
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2025	$86,788	$58,653		$29,822	$(1,687)
Non-same store adjustments:
Lease termination income	(1,168)	(1,168)		-	-
Other, net	1,719	32		-	1,687
PGRE's share of Same Store NOI for the three months ended
March 31, 2025	$87,339	$57,517		$29,822	$-

	Three Months Ended March 31, 2024
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2024	$93,583	$68,369		$26,240	$(1,026)
Non-same store adjustments:
Dispositions	(1,574)	(1,574)	(2)	-	-
Lease termination income	(944)	(944)		-	-
Other, net	1,304	278		-	1,026
PGRE's share of Same Store NOI for the three months ended
March 31, 2024	$92,369	$66,129		$26,240	$-

% (Decrease) increase	(5.4%)	(13.0%)	13.7%

(1)
See page 39 for our definition of this measure.
(2)
Represents an adjustment to prior period’s NOI to account for the 45.0% sale of 900 Third Avenue.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission
	Joint Ventures	Broadway	Avenue (1)	Plaza	Street
PGRE Ownership		90.0%	55.0%	49.0%	31.1%

Assets:
Real estate, net	$3,522,958	$1,619,885	$344,933	$1,104,571	$453,569
Cash and cash equivalents	140,101	90,415	3,419	6,993	39,274
Restricted cash	146,565	78	368	146,119	-
Accounts and other receivables	12,915	6,012	790	5,072	1,041
Deferred rent receivable	199,812	90,575	13,200	71,950	24,087
Deferred charges, net	46,897	18,595	9,567	12,312	6,423
Intangible assets, net	27,224	23,798	668	2,078	680
Other assets	21,445	12,254	2,059	6,956	176
Total Assets	$4,117,917	$1,861,612	$375,004	$1,356,051	$525,250

Liabilities:
Notes and mortgages payable, net	$2,322,477	$1,245,353	$-	$845,351	$231,773
Accounts payable and accrued expenses	57,740	14,659	4,436	25,583	13,062
Intangible liabilities, net	11,546	9,345	121	1,794	286
Other liabilities	5,315	553	21	4,720	21
Total Liabilities	2,397,078	1,269,910	4,578	877,448	245,142

Equity:
Paramount Group, Inc. equity	1,056,590	532,083	203,732	234,586	86,189
Noncontrolling interests	664,249	59,619	166,694	244,017	193,919
Total Equity	1,720,839	591,702	370,426	478,603	280,108

Total Liabilities and Equity	$4,117,917	$1,861,612	$375,004	$1,356,051	$525,250

(1)
On January 17, 2025, we sold a 45.0% equity interest in 900 Third Avenue.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,199,972	$1,630,488	$1,112,434	$457,050
Cash and cash equivalents	140,806	94,690	13,028	33,088
Restricted cash	127,216	78	127,138	-
Accounts and other receivables	10,056	6,102	2,995	959
Deferred rent receivable	192,939	92,753	75,632	24,554
Deferred charges, net	38,610	19,349	12,477	6,784
Intangible assets, net	28,569	25,117	2,741	711
Other assets	7,075	803	5,592	680
Total Assets	$3,745,243	$1,869,380	$1,352,037	$523,826

Liabilities:
Notes and mortgages payable, net	$2,320,880	$1,245,104	$844,052	$231,724
Accounts payable and accrued expenses	54,820	15,321	27,384	12,115
Intangible liabilities, net	12,581	9,856	2,427	298
Other liabilities	5,327	561	4,728	38
Total Liabilities	2,393,608	1,270,842	878,591	244,175

Equity:
Paramount Group, Inc. equity	856,295	538,232	232,058	86,005
Noncontrolling interests	495,340	60,306	241,388	193,646
Total Equity	1,351,635	598,538	473,446	279,651

Total Liabilities and Equity	$3,745,243	$1,869,380	$1,352,037	$523,826

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission
	Joint Ventures	Broadway	Avenue (2)	Plaza	Street
Total revenues	$106,319	$49,171	$5,677	$37,780	$13,691
Total operating expenses	41,509	21,687	3,700	11,555	4,567
Net operating income (1)	64,810	27,484	1,977	26,225	9,124
Depreciation and amortization	(31,260)	(14,029)	(2,336)	(10,917)	(3,978)
Interest and other income, net	1,233	660	16	278	279
Interest and debt expense	(22,228)	(9,597)	-	(9,971)	(2,660)
Income (loss) before income taxes	12,555	4,518	(343)	5,615	2,765
Income tax expense	(9)	(5)	-	(2)	(2)
Net income (loss)	$12,546	$4,513	$(343)	$5,613	$2,763

PGRE's share
Ownership	Total	90.0%	55% (2)	49.0%	31.1%
Net income (loss)	$7,484	$4,065	$(190)	$2,751	$858
Management fee income	1,217	320	72	233	592
PGRE's share of net income (loss)	8,701	4,385	(118)	2,984	1,450
Real estate depreciation and amortization	20,497	12,626	1,285	5,349	1,237
FFO/Core FFO (1)	$29,198	$17,011	$1,167	$8,333	$2,687

Noncontrolling interests' share
Ownership	Total	10.0%	45% (2)	51.0%	68.9%
Net income (loss)	$5,062	$448	$(153)	$2,862	$1,905
Management fee expense	(1,217)	(320)	(72)	(233)	(592)
Net income (loss) attributable to noncontrolling interests	3,845	128	(225)	2,629	1,313
Real estate depreciation and amortization	10,763	1,403	1,051	5,568	2,741
FFO/Core FFO (1)	$14,608	$1,531	$826	$8,197	$4,054

(1)
See page 39 for our definition of these measures.
(2)
On January 17, 2025, we sold a 45.0% equity interest in 900 Third Avenue. The amount in this column represents the results of operations from January 17, 2025 through March 31, 2025.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$102,637	$48,806	$40,756	$13,075
Total operating expenses	34,473	18,618	11,939	3,916
Net operating income (1)	68,164	30,188	28,817	9,159
Depreciation and amortization	(31,508)	(16,738)	(10,804)	(3,966)
Interest and other income, net	888	502	274	112
Interest and debt expense	(22,646)	(9,701)	(10,283)	(2,662)
Income before income taxes	14,898	4,251	8,004	2,643
Income tax expense	(11)	(8)	(2)	(1)
Net income	$14,887	$4,243	$8,002	$2,642

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$8,562	$3,820	$3,921	$821
Management fee income	1,119	341	218	560
PGRE's share of net income	9,681	4,161	4,139	1,381
Real estate depreciation and amortization	21,591	15,064	5,294	1,233
FFO/Core FFO (1)	$31,272	$19,225	$9,433	$2,614

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,325	$423	$4,081	$1,821
Management fee expense	(1,119)	(341)	(218)	(560)
Net income attributable to noncontrolling interests	5,206	82	3,863	1,261
Real estate depreciation and amortization	9,917	1,674	5,510	2,733
FFO/Core FFO (1)	$15,123	$1,756	$9,373	$3,994

(1)
See page 39 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2025
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,540,228	$223,327	$135,322	$710,174	$50	$142,673	$262,129	$66,553
Cash and cash equivalents	102,957	24,993	29,663	21,601	15,513	1,847	7,959	1,381
Restricted cash	39,308	5,973	-	14,950	-	-	15,537	2,848
Accounts and other receivables	7,030	5,263	377	-	123	28	576	663
Deferred rent receivable	43,619	21,349	4,492	-	-	4,792	10,274	2,712
Deferred charges, net	14,857	8,558	1,723	-	-	-	3,747	829
Intangible assets, net	41,259	-	3,001	-	-	34,641	2,890	727
For-sale residential condominium units	185,944	-	-	-	185,944	-	-	-
Other assets	10,744	3,151	31	4,741	307	2,270	197	47
Total Assets	$1,985,946	$292,614	$174,609	$751,466	$201,937	$186,251	$303,309	$75,760

Liabilities:
Notes and mortgages payable, net	$1,797,068	$299,110	$187,267	$617,739	$-	$104,870	$416,544	$171,538
Accounts payable and accrued expenses	77,160	6,389	5,282	18,221	1,561	1,605	38,359	5,743
Intangible liabilities, net	2,586	-	2,171	-	-	-	191	224
Other liabilities	77,158	173	152	65,097	13	3,421	8,062	240
Total Liabilities	1,953,972	305,672	194,872	701,057	1,574	109,896	463,156	177,745

Total Equity	31,974	(13,058)	(20,263)	50,409	200,363	76,355	(159,847)	(101,985)

Total Liabilities and Equity	$1,985,946	$292,614	$174,609	$751,466	$201,937	$186,251	$303,309	$75,760

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,567,771	$223,640	$136,627	$663,046	$50	$143,557	$264,135	$136,716
Cash and cash equivalents	104,982	27,144	26,919	20,388	23,514	2,492	2,700	1,825
Restricted cash	49,687	5,971	-	28,482	-	-	13,631	1,603
Accounts and other receivables	7,849	5,135	444	227	123	32	1,253	635
Deferred rent receivable	42,128	21,697	4,594	-	-	4,476	8,751	2,610
Deferred charges, net	15,434	8,934	1,639	-	-	-	3,945	916
Intangible assets, net	42,672	-	3,159	-	-	35,422	3,304	787
For-sale residential condominium units	195,113	-	-	-	195,113	-	-	-
Other assets	3,530	45	252	499	202	1,549	792	191
Total Assets	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

Liabilities:
Notes and mortgages payable, net	$1,783,587	$299,007	$187,227	$605,584	$-	$106,077	$416,520	$169,172
Accounts payable and accrued expenses	59,860	6,032	4,478	16,455	1,660	1,589	25,694	3,952
Intangible liabilities, net	2,480	-	2,019	-	-	-	223	238
Other liabilities	73,129	188	162	66,305	5	2,992	3,232	245
Total Liabilities	1,919,056	305,227	193,886	688,344	1,665	110,658	445,669	173,607

Total Equity	110,110	(12,661)	(20,252)	24,298	217,337	76,870	(147,158)	(28,324)

Total Liabilities and Equity	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2025
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center	Street
Total revenues	$51,232	$12,498	$7,394	$-	$17,472	(4)	$3,908	$6,628	$3,332
Total operating expenses	32,599	6,527	3,516	16	12,366	(5)	1,366	6,323	2,485
Net operating income (loss) (1)	18,633	5,971	3,878	(16)	5,106		2,542	305	847
Depreciation and amortization	(10,750)	(3,894)	(2,211)	-	-		(1,081)	(2,618)	(946)
Interest and other income, net	1,816	172	195	1,190	239		6	13	1
Interest and debt expense	(18,715)	(2,645)	(1,857)	-	-		(1,056)	(10,389)	(2,768)
(Loss) income before income taxes	(9,016)	(396)	5	1,174	5,345		411	(12,689)	(2,866)
Income tax expense	(26)	-	(17)	(1)	(2)		(1)	(2)	(3)
Net (loss) income	$(9,042)	$(396)	$(12)	$1,173	$5,343		$410	$(12,691)	$(2,869)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(8,149)	$(200)	$(5)	$59	$1,870		$38	$(8,505)	$(1,406)
Step-up basis adjustment	(24)	-	-	-	(22)		(2)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	10,080	200	5	-	-		(36)	8,505	1,406
PGRE's share of net income	1,907	-	-	59	1,848		-	-	-
Real estate depreciation and amortization	3,023	1,947	975	-	-		101	-	-
FFO (1)	4,930	1,947	975	59	1,848		101	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	(169)	(200)	(5)	-	-		36	-	-
FFO attributable to One Steuart Lane	(1,848)	-	-	-	(1,848)		-	-	-
Other non-core items	-	-	-	-	-		-	-	-
Core FFO (1)	$2,913	$1,747	$970	$59	$-		$137	$-	$-

(1)
See page 39 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(5)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center	Street
Total revenues	$50,934	$12,782	$7,995	$-	$14,066	(4)	$3,875	$8,609	$3,607
Total operating expenses	32,439	6,024	3,387	18	12,184	(5)	1,928	6,603	2,295
Net operating income (loss) (1)	18,495	6,758	4,608	(18)	1,882		1,947	2,006	1,312
Depreciation and amortization	(13,162)	(3,106)	(3,694)	-	-		(1,075)	(3,234)	(2,053)
Interest and other income (loss), net	626	176	237	(2)	154		12	45	4
Interest and debt expense	(17,589)	(2,673)	(1,857)	(5,255)	-		(1,078)	(3,612)	(3,114)
(Loss) income before income taxes	(11,630)	1,155	(706)	(5,275)	2,036		(194)	(4,795)	(3,851)
Income tax expense	(16)	-	(6)	(2)	(2)		(1)	(2)	(3)
Net (loss) income	$(11,646)	$1,155	$(712)	$(5,277)	$2,034		$(195)	$(4,797)	$(3,854)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(4,401)	$577	$(300)	$(263)	$712		$(21)	$(3,217)	$(1,889)
Step-up basis adjustment	(50)	-	(2)	-	(21)		(27)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	3,105	(577)	-	(1,424)	-		-	3,217	1,889
PGRE's share of net (loss) income	(1,346)	-	(302)	(1,687)	691		(48)	-	-
Real estate depreciation and amortization	3,310	1,553	1,631	-	-		126	-	-
FFO (1)	1,964	1,553	1,329	(1,687)	691		78	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,001	577	-	1,424	-		-	-	-
FFO attributable to One Steuart Lane	(691)	-	-	-	(691)		-	-	-
Other non-core items	263	-	-	263	-		-	-	-
Core FFO (1)	$3,537	$2,130	$1,329	$-	$-		$78	$-	$-

(1)
See page 39 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(5)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

		As of March 31, 2025
Debt (2):		At 100%	At PGRE's Share (1)		Excluding Non-Core Debt (3)
Notes and mortgages payable (secured debt):
Consolidated debt		$3,692,050	$2,973,680		$2,973,680
Unconsolidated joint ventures debt		1,218,311	273,761		273,761
Non-core unconsolidated joint ventures debt		588,095	363,144		-
Revolving Credit Facility (unsecured debt)		-	-		-
Total debt		$5,498,456	3,610,585	(A)	3,247,441	(A)

	Shares / Units	Share Price as of
Equity:	Outstanding	March 31, 2025
Common stock	219,225,083	$4.30	942,668		942,668
Operating Partnership units	18,784,741	4.30	80,774		80,774
Total equity	238,009,824	4.30	1,023,442		1,023,442

Total Market Capitalization			$4,634,027		$4,270,883

PGRE's share of cash and cash equivalents and restricted cash (1)			$517,115	(B)	$499,299	(B)

PGRE's share of net debt (1) (A - B)			$3,093,470		$2,748,142

PGRE's share of Net Debt to Annualized Adjusted EBITDAre (1)			9.9x		8.8x

(1)
See page 39 for our definition of this measure.
(2)
Represents contractual amounts due pursuant to the respective debt agreements.
(3)
Excludes Market Center and 111 Sutter Street.

DEBT ANALYSIS

(unaudited)

Revolving Credit Facility Covenants (4):	Required	Actual	Debt Composition (at PGRE's Share)
Total Debt / Total Assets	Less than 60%	49.2%		Weighted Average
Secured Debt / Total Assets	Less than 60%	49.2%		Interest Rate	Years to Maturity
Fixed Charge Coverage	Greater than 1.5x	2.17x	Including Non-Core Debt:
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	Fixed Rate Debt	3.51%	3.1
Unencumbered Interest Coverage	Greater than 1.75x	43.31x	Floating Rate Debt	6.21%	1.0
			Total	4.44%	2.4

			Excluding Non-Core Debt (2):
			Fixed Rate Debt	3.51%	3.1
			Floating Rate Debt	6.28%	1.4
			Total	4.26%	2.6

(1)
See page 39 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.
(3)
Includes an $860 million loan that bears interest at a rate of SOFR plus 277 basis points, where SOFR has been capped at 3.50% through August 2025.
(4)
This section presents ratios as of March 31, 2025 in accordance with the terms of our revolving credit facility (the “credit facility”) agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the credit facility. On January 17, 2025, we entered into a consent agreement with the lenders of our credit facility to permit the disposition of a 45.0% equity interest in 900 Third Avenue, one of the assets supporting our credit facility. In connection therewith, we reduced the aggregate commitments under the credit facility to $450 million and modified our credit facility to, among other things, (i) reduce the aggregate unencumbered asset value of all unencumbered eligible properties from $900 million to $500 million, (ii) increase the secured leverage ratio as of the last day of any relevant fiscal quarter from 50% to 60%, and (iii) limit borrowings under the credit facility to $200 million, through June 30, 2025. There are currently two assets supporting our credit facility. A sale of an equity interest in either of these assets will result in a termination of the existing credit facility. If the existing credit facility is terminated, there is no guarantee we would be able to obtain a new credit facility on favorable terms, or at all.

DEBT MATURITIES

(unaudited and in thousands)

	Paramount	PGRE's Share of Debt
Notes and mortgages payable (secured)	Ownership	2025		2026	2027	2028	2029	Thereafter	Total	Rate
Consolidated Debt:
31 West 52nd Street ($500,000)	100.0%	$-		$500,000	$-	$-	$-	$-	$500,000	3.80%
1301 Avenue of the Americas ($860,000)	100.0%	-		860,000	-	-	-	-	860,000	6.27%	(2)
300 Mission Street ($232,050)	31.1%	-		72,168	-	-	-	-	72,168	4.50%
One Market Plaza ($850,000)	49.0%	-		-	416,500	-	-	-	416,500	4.08%
1633 Broadway ($1,250,000)	90.0%	-		-	-	-	1,125,012	-	1,125,012	2.99%

Unconsolidated JV Debt:
55 Second Street ($187,500)	44.1%	-		82,669	-	-	-	-	82,669	3.88%
712 Fifth Avenue ($300,000)	50.0%	-		-	150,000	-	-	-	150,000	3.39%
Oder-Center, Germany ($8,299)	9.5%	-		-	-	788	-	-	788	4.28%
60 Wall Street ($624,512)	5.0%	-		-	-	-	31,288	-	31,288	9.25%	(3)
1600 Broadway ($98,000)	9.2%	-		-	-	-	-	9,016	9,016	3.45%

Non-Core Unconsolidated JV Debt:
111 Sutter Street ($171,551)	49.0%	84,060		-	-	-	-	-	84,060	6.48%	(4)
Market Center ($416,544)	67.0%	279,084	(5)	-	-	-	-	-	279,084	5.94%

Revolving Credit Facility (unsecured)	100.0%	-		-	-	-	-	-	-	-%

PGRE's Share of Total Debt (1)		$363,144		$1,514,837	$566,500	$788	$1,156,300	$9,016	$3,610,585
Weighted average rate		6.06%		5.24%	3.90%	4.29%	3.16%	3.45%	4.44%
% of debt maturing		10.1%		42.0%	15.7%	0.0%	32.0%	0.2%	100.0%

PGRE's Share of Total Debt Excluding Non-Core Assets		$-		$1,514,837	$566,500	$788	$1,156,300	$9,016	$3,247,441
Weighted average rate		-%		5.24%	3.90%	4.29%	3.16%	3.45%	4.26%
% of debt maturing		-%		46.7%	17.4%	0.0%	35.6%	0.3%	100.0%

(1)
See page 39 for our definition of this measure.
(2)
This loan bears interest at a rate of SOFR plus 277 basis points, where SOFR has been capped at 3.50% through August 2025.
(3)
Consists of (i) a $16,450 A-Note that bears interest at SOFR plus 245 basis points, of which 4.00% is current and the remaining interest will be accrued and (ii) a $14,838 B-Note that will accrue interest at a fixed rate of 12.00%. The accrued interest on the A-Note, and the principal and accrued interest on the B-Note, are subordinate to equity contributions by the joint venture.
(4)
This loan bears interest at a rate of SOFR plus 215 basis points.
(5)
This loan matured in January 2025 and was not repaid at maturity. The joint venture is currently working with the lenders to sell the property.

PORTFOLIO SUMMARY – TOTAL

(unaudited and in thousands, except square feet and per square foot amounts)

			Annualized Rent (1)		Square Feet
	%	%		Per	In	Out-of-
	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total
Total Portfolio
Weighted average	82.5%	79.9%	$840,058	$93.55	11,341,536	1,643,651	12,985,187
PGRE's share	83.2%	80.5%	$619,172	$90.03	8,664,013	82,347	8,746,360

Non-Same Store Portfolio (3)
Weighted average	45.2%	45.2%	$38,974	$83.91	1,026,970	1,643,651	2,670,621
PGRE's share	45.0%	45.0%	$24,202	$84.10	638,282	82,347	720,629

Same Store Portfolio
Weighted average	86.2%	83.4%	$801,084	$94.09	10,314,566	-	10,314,566
PGRE's share	86.2%	83.4%	$594,970	$90.29	8,025,731	-	8,025,731

	Leased % (1) (at PGRE's Share)
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Total Portfolio
New York	87.4%	85.0%	85.0%	86.9%	90.1%
San Francisco	72.6%	74.0%	74.2%	74.9%	76.8%
Weighted Average	83.2%	82.0%	82.0%	83.6%	86.5%

(1)
See page 39 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 60 Wall Street in our New York portfolio, which is “out-of-service” for redevelopment and (ii) Market Center and 111 Sutter Street in our San Francisco portfolio.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	91.7%	91.7%	$176,692	$85.05	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	100.0%	100.0%	14,846	77.15	256,758	-	256,758	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung,
									La Pecora Bianca, Rosetta Bakery
	90.0%	92.6%	92.6%	191,538	84.80	2,531,987	-	2,531,987
1301 Avenue of the Americas
Office	100.0%	87.9%	80.1%	117,473	87.38	1,698,626	-	1,698,626	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff, Citizens Bank,
									O'Melveny & Myers, Dorsey & Whitney
Retail / Paramount Club	100.0%	100.0%	100.0%	4,580	187.26	50,885	-	50,885	Ocean Prime, Starbucks, Citizens Bank
	100.0%	88.3%	80.6%	122,053	88.71	1,749,511	-	1,749,511
1325 Avenue of the Americas
Office	100.0%	94.5%	93.9%	51,132	68.85	810,316	-	810,316	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore,
									Major League Baseball Players Association
Retail	100.0%	100.0%	100.0%	1,474	95.79	14,998	-	14,998	La Grande Boucherie
	100.0%	94.6%	94.0%	52,606	69.26	825,314	-	825,314
31 West 52nd Street
Office	100.0%	65.8%	65.8%	46,852	95.24	747,767	-	747,767	Pillsbury Winthrop Shaw Pittman, Centerview Partners,
									Bracewell, Providence Equity Partners, Wilson Sonsini
Retail	100.0%	89.1%	89.1%	5,048	124.88	25,345	-	25,345	Fogo De Chao, MoMA Design Store
	100.0%	66.6%	66.6%	51,900	96.54	773,112	-	773,112
900 Third Avenue
Office	55.0%	90.5%	67.1%	27,374	71.16	575,707	-	575,707	Kirkland & Ellis, Shiseido, Littler Mendelson,
									Tannenbaum Helpern Syracuse & Hirschtritt
Retail	55.0%	81.7%	81.7%	1,408	102.54	16,144	-	16,144	Bank of America, F45 Training
	55.0%	90.2%	67.5%	28,782	72.20	591,851	-	591,851
712 Fifth Avenue
Office	50.0%	79.9%	79.9%	44,511	124.45	447,925	-	447,925	CVC Advisors, Aberdeen, OMI Management,
									Riverstone Holdings, Pictet Asset Management
Retail	50.0%	22.6%	22.6%	8,212	455.10	79,463	-	79,463	Harry Winston
	50.0%	71.2%	71.2%	52,723	140.23	527,388	-	527,388
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,959	325.69	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,643,651	1,643,651

New York:
Weighted average		87.1%	83.2%	$510,561	$88.71	7,024,856	1,643,651	8,668,507
PGRE's share		87.4%	84.0%	$442,145	$86.40	6,218,327	82,347	6,300,674

(1)
See page 39 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This property is “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	91.1%	90.7%	$163,169	$116.06	1,554,625	-	1,554,625	Visa, The Capital Group, Autodesk,
									Citigroup, Duane Morris, Thoma Bravo,
									PJT Partners, Google, Morgan Lewis & Bockius
Retail	49.0%	60.5%	60.5%	4,557	81.90	53,882	-	53,882	STK Steak House, One Market Restaurant
	49.0%	90.1%	89.6%	167,726	115.34	1,608,507	-	1,608,507
300 Mission Street
Office	31.1%	80.8%	80.8%	50,146	102.75	604,837	-	604,837	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	3,439	77.07	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	53,585	100.65	654,009	-	654,009
One Front Street
Office	100.0%	72.0%	69.9%	40,815	91.95	635,867	-	635,867	JPMorgan Chase, JLL, Cigna, Eastdil Secured
Retail	100.0%	89.0%	89.0%	1,138	94.40	13,232	-	13,232	JPMorgan Chase
	100.0%	72.3%	70.2%	41,953	92.01	649,099	-	649,099
55 Second Street
Office	44.1%	85.0%	85.0%	26,326	83.72	370,613	-	370,613	KPMG, Intercom, Rippling, UKG,
									Alston & Bird
Retail	44.1%	100.0%	100.0%	933	113.70	7,482	-	7,482	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.3%	85.3%	27,259	84.42	378,095	-	378,095
Market Center (3)
Office	67.0%	44.8%	44.8%	28,204	84.82	744,432	-	744,432	Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Waymo
Retail	67.0%	0.6%	0.6%	152	-	5,940	-	5,940
	67.0%	44.4%	44.4%	28,356	84.82	750,372	-	750,372
111 Sutter Street (3)
Office	49.0%	43.8%	43.8%	9,041	84.22	247,443	-	247,443	Turo, Natural Resources Defense Council
Retail	49.0%	77.8%	77.8%	1,577	69.18	29,155	-	29,155	24 Hour Fitness
	49.0%	47.4%	47.4%	10,618	81.58	276,598	-	276,598

San Francisco:
Weighted average		75.0%	74.5%	$329,497	$101.95	4,316,680	-	4,316,680
PGRE's share		72.6%	71.9%	$177,027	$100.28	2,445,686	-	2,445,686

(1)
See page 39 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
These assets have been designated as “non-core”.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

				PGRE's Share of
			Total	Total	Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet	Square Feet		Per Square	Annualized
As of March 31, 2025	Property	Expiration	Occupied (2)	Occupied (2)	Amount	Foot (2)	Rent
JPMorgan Chase	One Front Street	Jun-2025	219,180	219,180	$19,201	$87.33	3.1%
		Jun-2027	18,148	18,148	1,697	93.51	0.3%
		Dec-2029	81,525	81,525	8,692	106.62	1.4%
		Dec-2030	25,157	25,157	2,478	97.91	0.4%
			344,010	344,010	32,068	93.00	5.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589	111,589	10,370	92.93	1.7%
		Sep-2034	179,286	179,286	19,208	102.67	3.1%
			290,875	290,875	29,578	98.94	4.8%
Allianz	1633 Broadway	Jan-2031	320,911	288,823	29,146	100.91	4.7%
Wilson Sonsini	1301 Avenue of the Americas	Aug-2025	61,048	61,048	6,337	103.80	1.0%
	One Market Plaza	Oct-2032	84,224	41,270	5,095	123.46	0.8%
	31 West 52nd Street	Mar-2041	132,207	132,207	10,709	81.00	1.8%
			277,479	234,525	22,141	94.41	3.6%
Morgan Stanley	1633 Broadway	Mar-2032	260,829	234,749	20,446	87.10	3.3%
Warner Music Group	1633 Broadway	Jul-2029	288,250	259,428	20,231	76.95	3.3%
Showtime Networks	1633 Broadway	Jan-2026	253,196	227,879	17,801	76.42	2.9%
Google	One Market Plaza	Apr-2025	339,833	166,518	17,344	103.72	2.8%
O'Melveny & Myers	1301 Avenue of the Americas	Feb-2040	160,708	160,708	12,908	80.00	2.1%
Credit Agricole	1301 Avenue of the Americas	Apr-2035	159,308	159,308	12,024	74.06	1.9%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of March 31, 2025	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,524,677	21.9%	$138,878	22.5%
Technology and Media	1,418,247	20.3%	122,775	19.8%
Financial Services - Commercial and Investment Banking	1,207,341	17.3%	106,147	17.1%
Financial Services, all others	1,038,776	14.9%	102,758	16.6%
Insurance	401,353	5.8%	39,718	6.4%
Retail	164,352	2.4%	19,488	3.2%
Travel and Leisure	184,073	2.6%	12,610	2.0%
Other Professional Services	114,154	1.6%	10,689	1.7%
Accounting	127,584	1.8%	9,755	1.6%
Other	798,037	11.4%	56,354	9.1%

(1)
See page 39 for our definition of this measure.
(2)
Represents office and retail space only.

LEASING ACTIVITY (2)

(unaudited)

	Total	New York	San Francisco

Three Months Ended March 31, 2025

Total square feet leased	283,874	278,115	5,759

PGRE's share of total square feet leased:	186,447	184,036	2,411
Initial rent (1)	$ 76.52	$ 76.22	$ 98.83
Weighted average lease term (in years)	12.9	13.1	1.9
Tenant improvements and leasing commissions:
Per square foot	$ 177.55	$ 179.71	$ 12.59
Per square foot per annum	$ 13.74	$ 13.75	$ 6.78
Percentage of initial rent	18.0%	18.0%	6.9%
Rent concessions:
Average free rent period (in months)	12.3	12.4	1.6
Average free rent period per annum (in months)	1.0	1.0	0.9

Second generation space: (1)
Square feet	81,707	80,410	1,297
Cash basis:
Initial rent (1)	$ 79.08	$ 78.41	$ 120.16
Prior escalated rent (1)	$ 80.27	$ 79.69	$ 116.10
Percentage (decrease) increase	(1.5%)	(1.6%)	3.5%
GAAP basis:
Straight-line rent	$ 78.48	$ 77.81	$ 120.16
Prior straight-line rent	$ 73.30	$ 72.87	$ 100.12
Percentage increase	7.1%	6.8%	20.0%

(1)
See page 39 for our definition of this measure.
(2)
The leasing statistics, except for square feet leased, represent office space only.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	7,006	5,060	$556	$118.42	0.1%

2Q 2025	398,523	206,356	20,964	101.35	3.3%
3Q 2025	357,923	338,894	30,233	89.16	4.7%
4Q 2025	360,127	200,266	19,422	96.93	3.1%
Total 2025	1,116,573	745,516	70,619	94.61	11.1%

1Q 2026	462,052	337,985	29,382	87.64	4.6%
Remaining 2026	1,046,017	629,558	59,714	90.61	9.4%
Total 2026	1,508,069	967,543	89,096	89.59	14.0%
2027	313,345	229,726	22,314	96.81	3.5%
2028	414,950	293,003	23,581	80.48	3.7%
2029	587,671	493,242	40,914	87.10	6.4%
Thereafter	5,409,119	4,473,495	388,852	89.23	61.2%

Total portfolio excluding non-core assets (4):

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	5,253	4,055	$488	$118.42	0.1%

2Q 2025	396,675	205,118	20,869	101.50	3.4%
3Q 2025	357,903	338,881	30,224	89.16	4.9%
4Q 2025	360,127	200,266	19,422	96.93	3.2%
Total 2025	1,114,705	744,265	70,515	94.64	11.5%

1Q 2026	439,381	325,298	28,421	88.17	4.7%
Remaining 2026	974,907	581,915	55,121	90.15	9.0%
Total 2026	1,414,288	907,213	83,542	89.45	13.7%
2027	253,914	196,995	18,926	95.69	3.1%
2028	221,188	167,957	13,730	81.74	2.2%
2029	548,704	472,041	39,072	87.13	6.4%
Thereafter	5,334,341	4,427,562	385,459	89.40	63.0%

(1)
See page 39 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
“Non-core” assets consist of Market Center and 111 Sutter Street.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$336	$-	0.1%

2Q 2025	36,402	28,586	2,293	79.89	0.5%
3Q 2025	116,022	101,979	9,257	90.78	2.0%
4Q 2025	161,710	124,003	12,055	97.12	2.7%
Total 2025	314,134	254,568	23,605	92.64	5.2%

1Q 2026	283,906	249,115	18,911	76.57	4.1%
Remaining 2026	365,242	310,328	28,468	83.11	6.2%
Total 2026	649,148	559,443	47,379	80.24	10.3%
2027	156,511	134,319	12,366	91.49	2.7%
2028	118,584	79,644	6,055	75.68	1.3%
2029	500,195	447,324	35,902	84.69	7.8%
Thereafter	4,377,139	3,954,721	332,378	86.47	72.6%

(1)
See page 39 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,410	2,639	$220	$118.42	0.1%

2Q 2025	362,121	177,770	18,671	104.82	10.5%
3Q 2025	241,901	236,915	20,976	88.47	11.8%
4Q 2025	198,417	76,263	7,367	96.64	4.1%
Total 2025	802,439	490,948	47,014	95.64	26.4%

1Q 2026	178,146	88,870	10,471	118.26	5.8%
Remaining 2026	680,775	319,230	31,246	97.90	17.6%
Total 2026	858,921	408,100	41,717	102.28	23.4%
2027	156,834	95,407	9,948	104.14	5.6%
2028	296,366	213,359	17,526	82.27	9.9%
2029	87,476	45,918	5,012	108.49	2.8%
Thereafter	1,031,980	518,774	56,475	109.24	31.8%

San Francisco excluding non-core assets (4):
	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,657	1,634	$152	$118.42	0.1%

2Q 2025	360,273	176,532	18,576	105.03	12.1%
3Q 2025	241,881	236,902	20,967	88.47	13.6%
4Q 2025	198,417	76,263	7,367	96.64	4.8%
Total 2025	800,571	489,697	46,910	95.69	30.5%

1Q 2026	155,475	76,183	9,510	125.53	6.2%
Remaining 2026	609,665	271,587	26,653	98.18	17.3%
Total 2026	765,140	347,770	36,163	104.11	23.5%
2027	97,403	62,676	6,560	104.52	4.3%
2028	102,604	88,313	7,675	87.23	5.0%
2029	48,509	24,717	3,170	127.31	2.1%
Thereafter	957,202	472,841	53,081	112.70	34.5%

(1)
See page 39 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
“Non-core” assets consist of Market Center and 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Three Months Ended March 31, 2025
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$12,047	$9,200	$2,832	$15
Second generation tenant improvements	27,355	23,911	3,444	-
Second generation leasing commissions	8,602	7,182	1,420	-
Total Capital Expenditures	48,004	40,293	7,696	15
Amounts attributable to noncontrolling interests in consolidated joint ventures	(5,429)	(2,683)	(2,746)	-
PGRE's share of Total Capital Expenditures	$42,575	$37,610	$4,950	$15

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$1,290	$1,290	$-	$-
Total Redevelopment Expenditures	1,290	1,290	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$1,290	$1,290	$-	$-

	Three Months Ended March 31, 2024
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$10,944	$8,441	$2,478	$25
Second generation tenant improvements	24,621	19,267	5,354	-
Second generation leasing commissions	749	743	6	-
Total Capital Expenditures	36,314	28,451	7,838	25
Amounts attributable to noncontrolling interests in consolidated joint ventures	(4,463)	(190)	(4,273)	-
PGRE's share of Total Capital Expenditures	$31,851	$28,261	$3,565	$25

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club	$4,208	$4,208	$-	$-
Other	37	37	-	-
Total Redevelopment Expenditures	4,245	4,245	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$4,245	$4,245	$-	$-

(1)
See page 39 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.

RESEARCH COVERAGE (1)

(1)

Thomas Catherwood	Steve Sakwa	Dylan Burzinski
BTIG	Evercore ISI	Green Street Advisors
(212) 738-6140	(212) 446-9462	(949) 640-8780
tcatherwood@btig.com	steve.sakwa@evercoreisi.com	dburzinski@greenstreet.com

Vikram Malhotra	Ronald Kamdem	Blaine Heck
Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(212) 282-3827	(212) 296-8319	(443) 263-6529
vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com

Andrew Rosivach
Wolfe Research
(646) 582-9250
arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. We present FFO attributable to common stockholders which represents the Company’s share of FFO, net of amounts attributable to noncontrolling interests.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs, gains or losses on early extinguishment of debt and other non-core adjustments, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. We present Core FFO attributable to common stockholders which represents the Company’s share of Core FFO, net of amounts attributable to noncontrolling interests.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. We present FAD attributable to common stockholders which represents the Company’s share of FAD, net of amounts attributable to noncontrolling interests.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also use Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. We present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

PGRE’s Share of Cash and Cash Equivalents and Restricted Cash represents our share of cash and cash equivalents and restricted cash of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Net Debt is calculated by subtracting PGRE’s share of cash and cash equivalents and restricted cash from PGRE’s Share of Total Debt. PGRE’s share of Net Debt to Annualized Adjusted EBITDAre is calculated by dividing PGRE's share of Net Debt by PGRE's share of Annualized Adjusted EBITDAre.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) that has been vacant for less than twelve months, or (ii) that has been leased ahead of its originally scheduled expiration.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.